SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 31, 2005

Date of Report (Date of earliest event reported)

COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19301 94-2790442 --------------------------------------- ------------------------------------ (Commission file number) (IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)

(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2005, Communication Intelligence Corporation hired Russell L. Davis as its Chief Product Officer. Mr. Davis will receive compensation of $165,000 per year. In addition Mr. Davis was granted 500,000 immediately vested stock options at an exercise price of $0.57 for 125,000 options and $0.75 for the remaining 375,000 options.  The employment of Mr. Davis is at will.

* * *

Note: The information contained in this report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2005

COMMUNICATION INTELLIGENCE CORPORATION

(Registrant)
By: /s/ Frank Dane ------------------------------- Frank Dane Chief Financial Officer

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